Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (Form N-2MEF) (Amendment No. 4 to File No. 811-23702) of Guggenheim Active Allocation Fund of our report dated October 14, 2021 on the financial statement of Guggenheim Active Allocation Fund included in the Registration Statement on Form N-2 (File Nos. 333-256687 and 811-23702) declared effective on November 23, 2021.

                                    /s/ Ernst & Young LLP
Tysons, Virginia
November 23, 2021